                                                                    EXHIBIT 10.2


                              FIRST AMENDMENT TO
                    BJ SERVICES COMPANY 2000 INCENTIVE PLAN

     WHEREAS, BJ Services Company (the "Company") has heretofore adopted the BJ Services Company 2000 Incentive Plan (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date of adoption of this amendment by the Company:

     1.  Article XIII of the Plan is hereby added as follows:

         "Notwithstanding any provisions to the contrary in the Plan, without the approval of the stockholders of the Company (a) no Option Agreement shall be amended to lower the exercise price, (b) no outstanding option shall be canceled with subsequent replacement or regrant of an option having a lower exercise price, and (c) this Article XIII shall not be amended or deleted by the Board."

     2.  As amended hereby, the Plan is specifically ratified and reaffirmed.